UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 9, 2017

(Exact name of registrant as specified in its charter)

Nevada	333-177500	45-2859440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sincerity Applied Materials Holdings Corp.

Marconistraat 16 3029 AK Rotterdam, The Netherlands	N/A
(Address of principal executive offices)	(Zip Code)

+ 31 (0) 1 089 00 400
(Registrant’s telephone number, including area code)

SYMBID CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 9, 2017, we filed a Certificate of Amendment to our Articles of Incorporation (the “Charter Amendment”) with the Nevada Secretary of State, and effected a name change from Symbid Corp. to Sincerity Applied Materials Holdings Corp. (the “Name Change”) and a 1-for-60 reverse stock split (the “Reverse Stock Split”) of our common stock, $0.001 par value per share. The Charter Amendment was previously authorized by the sole member of the Board of Directors and holders of 80% of our outstanding voting stock on May 1, 2017. As previously reported in a Form 8-K dated June 9, 2017, on June 5, 2017, the Company executed an Acquisition Agreement with Sincerity Australia Pty Ltd, an Australia corporation (“SAPL”) and the sole shareholder/member of SAPL (the “Acquisition Agreement”) which contemplates the acquisition of the outstanding capital stock of SAPL by the Company. With the permission of SAPL, the Company changed its name to Sincerity Applied Materials Holdings Corp. to facilitate transactions contemplated by the Acquisition Agreement. If the parties determine to terminate the Acquisition Agreement and transactions contemplated thereby, we may adopt another name.

The Charter Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01    Other Events

In connection with the Name Change, we have submitted to the Financial Industry Regulatory Authority, Inc. (“FINRA”) a voluntary request for the change of our trading symbol to “SINC.” On June 12, 2017, FINRA notified us that the Name Change and the Reverse Stock Split will take effect on the over-the-counter market at the open of business on June 14, 2017, at which time the Company’s common stock will trade on a post stock split basis under the symbol “SBIDD”.  The new trading symbol “SINC” will take effect on July 13, 2017, which is 20 business days from June 14, 2017.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, filed with the Nevada Secretary of State on June 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBID CORP.

Date: June 13, 2017	By:	/s/ Korstiaan Zandvliet
Name: Korstiaan Zandvliet
Title: President

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